SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [xx]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement       [  ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[XX]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Rule 14a-12

                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

            _______________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[xx]     No fee required
[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)   Title of each class of securities to which transaction applies:
              ..................................................................

         2)   Aggregate number of securities to which transaction applies:
              ..................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              ..................................................................

         4)   Proposed maximum aggregate value of transaction:
              ..................................................................

         5)   Total fee paid:
              ..................................................................


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:
              ..................................................................

         2)   Form, Schedule or Registration Statement No.:
              ..................................................................

         3)   Filing Party:
              ..................................................................

         4)   Date Filed:
              ..................................................................

[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]

                             AMERICAN ECOLOGY CORPORATION
                              300 E. MALLARD, SUITE 300
                                 BOISE, IDAHO  83706
                                     208-331-8400


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     10:00  a.m.  Central  Standard  Time  on
                         Thursday,  May  29,  2003

PLACE                    The  Standard  Club
                         Chicago  Room,  4th  Floor
                         320  S.  Plymouth  Court
                         Chicago,  Illinois  60604

PROPOSALS                (1)  To elect seven directors of the Board of Directors
                              to serve a one year term.

                         (2) To ratify the selection of Moss Adams LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2003.

                         (3) To provide a 10 year extension of the 1992 Employee Stock Option Plan.

                         (4) To transact other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD  DATE             You  are  entitled to vote if you were a stockholder at
                         the close of business on March 31, 2003. A list of shareholders will be available for inspection for a period of 10 days prior to the meeting at the Company's principal office identified above and will also be available for inspection at the meeting.

VOTING  BY  PROXY        Please  submit a proxy as soon as possible so that your
                         shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                         BY ORDER OF THE BOARD OF DIRECTORS





                         ROGER P. HICKEY
                         Chairman of the Board of Directors
Boise, Idaho
April 16, 2003


All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting and revoke your proxy. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER,
       -------------------------------------------------------------------------
BANK  OR  OTHER  NOMINEE  AND  YOU  WISH TO VOTE AT THE MEETING, YOU WILL NOT BE
--------------------------------------------------------------------------------
PERMITTED  TO  VOTE  IN  PERSON  AT  THE MEETING UNLESS YOU FIRST OBTAIN A PROXY
--------------------------------------------------------------------------------
ISSUED IN YOUR NAME FROM THE RECORD HOLDER.
-------------------------------------------

                          AMERICAN ECOLOGY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2003

                                 PROXY STATEMENT
                       __________________________________

This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, (the "Company"), a Delaware corporation, to be held on May 29, 2003, at 10:00 a.m., at the Standard Club in the Chicago Room 4th Floor, 320
S. Plymouth Court, Chicago, Illinois 60604, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 25, 2003. THEY ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 is being furnished with this Proxy Statement to stockholders of record as of March 31, 2003. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS
                      ------------------------------------

The Board of Directors of the Company fixed March 31, 2003 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 16,960,901 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (seven) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of some or all of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS
DIRECTORS.

At the Meeting, seven directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The seven nominees receiving the greatest number of votes cast will be elected directors if each nominee receives at least a majority of the votes cast.

In July 2002, Rotchford L. Barker was appointed to replace a resigning Director. Mr. Barker had previously served as a Director of the Company from 1996 through May 30, 2002.

In  February  2003,  David  B.  Anderson  was  appointed  to replace a resigning
Director.

Director nominees standing for election to serve until the Annual Meeting in 2004 are:

NAME                 AGE  POSITION WITH COMPANY                 RESIDENCE        DIRECTOR SINCE
-------------------  ---  ------------------------------------  ---------------  --------------
David B. Anderson     61  Director                              Chicago, IL                2003
Rotchford L. Barker   66  Director                              Cody, WY                   1996
Roy C. Eliff          67  Director                              Houston, TX                2002
Edward F. Heil        58  Director                              Miami Beach, FL            1994
Roger P. Hickey       41  Chairman of the Board of Directors    Chicago, IL                2002
Stephen A. Romano     48  Chief Executive Officer and Director  Boise, ID                  2002
Stephen M. Schutt     45  Nominee for Director                  Atlanta, GA                  --

DAVID B. ANDERSON
-----------------

Mr. Anderson joined the Board of Directors in February 2003. Mr. Anderson is a Principal at Lochborn Partners LLC, in Chicago, Illinois. He has held senior executive positions with GATX Corporation and Inland Steel Industries. An attorney, Anderson has extensive experience in corporate strategy, compliance, acquisitions, and business development.

ROTCHFORD L. BARKER
-------------------

Mr. Barker originally joined the Board of Directors in 1996. Mr. Barker did not stand for re-election to the Board at its May 2002 annual meeting, but was asked to return to the Board to fill a vacancy created by a director who resigned in July of 2002. Mr. Barker is an independent businessperson and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker is also a director of Idacorp, an energy services holding company that owns Idaho Power Company.

ROY C. ELIFF
------------

Mr. Eliff joined the Board of Directors in 2002. Mr. Eliff is a consultant to solid waste and environmental companies in the area of acquisitions and mergers. Mr. Eliff has served as an officer, director, or CFO of publicly held companies, including 20 years as Vice President of Corporate Development/Acquisition for Browning Ferris Industries.

EDWARD F. HEIL
--------------

Mr. Heil joined the Board of Directors in 1994. Mr. Heil is a land developer and private investor, and has owned and operated one of the largest solid waste landfills in the midwestern United States. Mr. Heil has more than 40 years experience in the construction and waste service industries.

ROGER  P.  HICKEY
-----------------

Mr. Hickey joined the Board of Directors in 2002. Mr. Hickey is Chairman of the Board of American Ecology and President of Chicago Partners, a consulting firm where he specializes in finance, intellectual property, and business strategy.

STEPHEN  A.  ROMANO
-------------------

Mr. Romano joined the Board of Directors in 2002. Mr. Romano is President and Chief Executive Officer of American Ecology Corporation. Mr. Romano brings 22 years of experience in radioactive and hazardous waste management with the Company, the U.S. Nuclear Regulatory Commission, the Idaho National
Environmental and Engineering Laboratory, and the Wisconsin Department of Natural Resources.

STEPHEN  M.  SCHUTT
-------------------

Mr. Schutt has been nominated to serve on the Board of Directors. Mr. Schutt is Vice President of Nuclear Fuel Services, Inc., a primary contractor for the United States Navy. Mr. Schutt has over 25 years developing and applying technology to solve complex problems in the nuclear reactor, enriched uranium, and hazardous and radioactive waste markets. Mr Schutt is the son of Paul F. Schutt, a current member of the Board of Directors whose term expires May 29, 2003.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended December 31, 2002, the Board of Directors held nine meetings. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which they served during the period for which they were a Board or Committee member, respectively.

The Committees of the Board of Directors during 2002 were the Nominating, Executive, Audit and Compensation Committees.

The members of the Nominating Committee are currently Messrs. Hickey, Romano, and Eliff. Mr. Hickey is chairman. The Nominating Committee searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and new director seats upon expansion of the board. The Nominating Committee met twice during 2002 and twice in 2003. In 2003, the Committee first met to recommend the appointment of Mr. Anderson to the Board effective February 17, 2003, then met to nominate the seven directors to stand for election at the annual shareholders meeting in 2003. The Board of Directors unanimously approved the seven nominees to stand for election.

Effective March 15, 2002, the Board of Directors discontinued the Executive Committee. Except certain powers which, under Delaware law, may only be exercised by the full Board of Directors, the Executive Committee exercised all powers and authority of the Board of Directors in the management of Company business. The Executive Committee met once in 2002.

The members of the Audit Committee are currently Messrs. Anderson, Eliff, and Paul F. Schutt. Mr. Eliff is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met six times in 2002, including a visit to the Company's Corporate office in Boise, Idaho and its Grand View, Idaho waste treatment and disposal facility.

The members of the Compensation Committee are currently Messrs. Barker, Hickey, and Paul F. Schutt. Mr. Paul F. Schutt is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 1992 Employee and 1992 Directors stock option plans, determines executive compensation and contract matters, and performs other functions regarding compensation as the Board may delegate. The Compensation Committee met three times in 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.

During 2002, no member of the Compensation Committee except Mr. Rostenkowski, whose term expired on May 30, 2002, was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 402 or 404 of Securities and Exchange Commission regulations. Mr. Rostenkowski received compensation from the Company in the amount of $8,615 for 2002.

During 2002, no executive officer of the Company served as:

- a member of the compensation committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company,
- a director of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company, or
- a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS'  COMPENSATION.

Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, which at the director's discretion is payable in stock of the Company at its then market price or in cash. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Romano is the only director employed by the Company. All directors are reimbursed for their reasonable travel and other expenses involved in attendance at Board and committee meetings.

In addition, each non-employee director is granted a stock option to purchase 7,500 shares of the Company's common stock at the time of his or her initial election to the Board. Upon each re-election to the Board, he or she is granted a stock option to purchase 10,000 shares of the Company's common stock.

                      EXECUTIVE OFFICERS
                      ------------------

NAME AND PRINCIPAL POSITION                 AGE   CITY/STATE   OFFICER
------------------------------------------  ---  ------------  -------
Stephen A. Romano                            48  Boise, Idaho     1998
    President, Chief Executive Officer
    Chief Operating Officer
James R. Baumgardner                         40  Boise, Idaho     1999
    Senior Vice President, Treasurer,
    Secretary, and Chief Financial Officer
Michael J. Gilberg                           34  Boise, Idaho     2002
    Vice President and Controller

STEPHEN A. ROMANO was appointed as President and Chief Operating Officer in October, 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano has served with the Company for more than 13 years in various positions of increasing responsibility. He originally joined the Company to site and license the Ward Valley, California disposal site. Prior to joining the Company, Mr. Romano held various positions with the U.S. Nuclear Regulatory Commission, the State of Wisconsin and EG&G Idaho, Inc. Mr. Romano holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

JAMES R. BAUMGARDNER joined the Company in November 1999 as Senior Vice President and Chief Financial Officer. Mr. Baumgardner was appointed Treasurer and Secretary in October of 2001. From 1995 until joining the Company, Mr. Baumgardner was the Corporate Treasurer of WaferTech and Symbios Logic, Inc., both large semiconductor manufacturing companies. From 1988 to 1995, Mr. Baumgardner was a commercial banker, holding positions of increasing responsibility with Silicon Valley Bank and First Interstate Bank. Mr. Baumgardner holds a BS and MBA from Oregon State University.

MICHAEL J. GILBERG, CPA, joined the Company in February, 2002 as Vice President and Controller. From 1997 until joining the Company, Mr. Gilberg was Vice President and Controller for T.J.T. Inc., a publicly-traded manufacturing company in Emmett, Idaho. Prior to joining T.J.T., Mr. Gilberg was employed at Deloitte & Touche in Boise, Idaho, and KPMG Peat Marwick in Midland, Texas where he audited a wide range of corporate and governmental organizations. Mr.
Gilberg  holds  a  BS  from  the  University  of  Montana.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company for the year ended December 31, 2002 and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the late filing by John Couzens, a former director, of his Form 4 statement for a transaction on December 4, 2002 filed December 11, 2002 rather than December 6, 2002 as required.

CORPORATE  GOVERNANCE  RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with legal requirements such as the Sarbanes-Oxley Act of 2002. During 2003, the Company anticipates amending the Audit Committee Charter as well as amending and adopting additional policies and procedures as needed to further ensure good corporate governance.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at December 31, 2002 and the prior two years in all capacities.

SUMMARY  COMPENSATION  TABLE
                                                                    Long-Term
                                         Annual Compensation(1)    Compensation     All Other
Name and Principal Position              Year   Salary    Bonus   Grant  Options  Compensation(2)
                                         ----  --------  -------  -----  -------  ----------------
Stephen A. Romano                        2002  $171,160  $25,000    -0-      -0-  $          5,196
    President, Chief Executive,          2001  $132,913      -0-    -0-   40,000  $          4,386
    and Chief Operating Officer          2000  $105,000  $10,000    -0-      -0-               -0-

---------------
1 Includes dollar value base salary earned by the named executive officer during the fiscal year ending December 31, 2002 as permitted by rules established by the SEC.

2 Includes the amount of the Company's matching contribution under the Company's
401(k) Savings Plan and moving and housing allowances.


                                        8

James R. Baumgardner                     2002  $158,481  $25,000    -0-      -0-  $          4,586
    Senior Vice President, Treasurer,    2001  $145,077      -0-    -0-   10,000  $          4,788
    Secretary, Chief Financial Officer   2000  $134,000  $ 7,000    -0-      -0-  $         32,205

Michael J. Gilberg                       2002  $ 84,704      -0-    -0-   10,000               -0-
    Vice President and Controller

Scott Nicholson                          2002  $131,148  $ 1,000    -0-   15,000  $          6,242
    Director of Hazardous Waste          2001  $ 94,134      -0-    -0-      -0-  $         26,403
    Operations

Steve Welling                            2002  $110,000  $99,963    -0-      -0-  $          3,630
    National Sales Director              2001  $ 88,011  $59,770    -0-      -0-  $          2,326

The Company, on a discretionary basis, may grant options to its executive officers under the 1992 amended and restated employee stock option plan. As of December 31, 2002, options to purchase 218,150 shares were outstanding with 842,150 shares remaining available for grant. The following table provides information concerning 2002 stock option grants to the Company's executive officers.

                                      2002 OPTION GRANTS

                                                                     Potential Realizable Value at Assumed
             Number of                                                    Annual Rates of Stock Price
            Securities      Individual Grants                            Appreciation for Option Term
            Underlying   Percent of all Options   Exercise
Name        Options(3)    Granted to Employees      Price    Expires     0%          5%           10%
----------  -----------  -----------------------  ---------  -------  --------  -----------  -------------
M. Gilberg        2,500                       3%  $    1.70   2-4-12       -0-  $     2,673  $       6,773
M. Gilberg        2,500                       3%  $    3.00   2-4-12       -0-          -0-  $       3,523
M. Gilberg        5,000                       5%  $    2.45  9-16-12       -0-  $     7,704  $      19,523

The following table provides information concerning executive officers' stock options exercised in 2002 and those remaining outstanding at the end of 2002.

                     AGGREGATED OPTION EXERCISES IN 2002 AND YEAR-END VALUES

                         Shares               Number of Shares Underlying  Value of Unexercised In-the
                      Acquired on     Value      Unexercised Options        Money Options(4) at FYE
Name                    Exercise    Realized  Exercisable  Unexercisable  Exercisable   Unexercisable
--------------------  ------------  --------  -----------  -------------  ------------  -------------
Stephen A. Romano             -0-  N/A            55,000            -0-  $     34,300            -0-
James R. Baumgardner          -0-  N/A            60,000            -0-  $     24,300            -0-
Michael J. Gilberg            -0-  N/A            10,000            -0-  $      4,425            -0-

---------------
3 All options granted were exercisable as of the option grant date, which was February 4, 2002 and September 16, 2002.

4 A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $2.79 per share on the NASDAQ National Market at the close of business on December 31, 2002.

The following table summarizes the number of common shares issuable under equity compensation plans as of December 31, 2002:

                                  (a) NUMBER OF        (b) WEIGHTED-
                                 SECURITIES TO BE    AVERAGE EXERCISE        (c) NUMBER OF SECURITIES
                               ISSUED UPON EXERCISE      PRICE OF         REMAINING AVAILABLE FOR FUTURE
                                  OF OUTSTANDING        OUTSTANDING           ISSUANCE UNDER EQUITY
                                OPTIONS, WARRANTS    OPTIONS, WARRANTS    COMPENSATION PLANS (EXCLUDING
        PLAN CATEGORY               AND RIGHTS          AND RIGHTS      SECURITIES REFLECTED IN COLUMN (a)
-----------------------------  --------------------  -----------------  ----------------------------------
Equity compensation plans
approved by security holders                753,150               3.42                             893,665
Equity compensation plans not
approved by security holders                     --                 --                                  --
                               --------------------  -----------------  ----------------------------------
Total                                       753,150               3.42                             893,665

COMPENSATION  COMMITTEE  REPORT.

The Compensation Committee of the Board of Directors is composed of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the 1992 Employee Stock Option Plan. The following report describes the basis on which the Compensation Committee made 2002 compensation determinations for executive officers of the Company.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

     1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.
     2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.
     3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.
     4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

Currently the Company has a compensation program based on three components: a base salary, bonus payments tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer. The base salaries for 2002 were established by the Committee at levels believed to be competitive with amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2002, the base salary of Stephen A. Romano was increased by the Committee to $178,000. The Committee believes this to be consistent with the base salary of executive officers with comparable qualifications, experience and responsibilities of other companies in the environmental industry. In recognition of Mr. Romano's performance as Chief Executive Officer, on February 11, 2003 the Committee approved an employment contract for Mr. Romano providing for a minimum annual base salary of $205,000 and an expiration date of December 31, 2005.

ANNUAL INCENTIVES -- The management incentive plan in effect during 2002 allowed for direct financial incentives to select individuals in the form of a cash bonus for exceeding the Company's goals or for outstanding performance. Based on the Company's financial performance in 2002, cash bonuses were awarded to executives and key employees as specified by the 2002 management incentive plan. Effective January 1, 2003, the Committee approved a Management Incentive Plan covering executive incentive compensation for Company performance through 2005. Other key employee incentives will be evaluated during 2003.

LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and common share performance. Stock options are generally granted at no less than market value on the grant date, and will only have value if the Company's stock price increases above the grant price. In furtherance of these objectives, the Committee approved the grant of 97,500 options to certain executives and key employees during 2002. On February 11, 2003 the Committee approved the grant of an additional 758,724 shares to certain executives and key employees.

This report is respectfully submitted by the Compensation Committee of the Company's Board of Directors:

Paul F. Schutt, Compensation Committee Chairman
Rotchford  L.  Barker
Roger  P.  Hickey

AUDIT COMMITTEE REPORT, CHARTER, INDEPENDENCE

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Moss Adams, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-Q, is compatible with maintaining the auditor's independence.

Based on the review and discussions of the Company's audited financial statements with management and discussion with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

While the Audit Committee has performed the functions of board-level oversight, advice and direction, management is responsible for the financial statements and system of internal controls. Similarly, it is the responsibility of the independent accountants, and not the Audit Committee, to conduct the audit and express an opinion as to the conformity of the financial statements with accounting principles generally accepted in the United States.

This report is respectfully submitted by the Audit Committee of the Company's Board of Directors:

Roy C. Eliff, Audit Committee Chairman
David  B.  Anderson
Paul  F.  Schutt

AUDIT  COMMITTEE  CHARTER

The Board of Directors has adopted a written charter for the Audit Committee that was filed with the 2001 annual meeting proxy.

AUDIT  COMMITTEE  INDEPENDENCE

The Board of Directors has determined that Messrs. Eliff, Anderson, and Schutt all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                              ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

The following tables set forth, as of March 31, 2003, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and
(b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(a) BENEFICIAL OWNERS


   Name and Address         Number of Shares   Percent of
  of Beneficial Owner      Beneficially Owned     Class
-------------------------  ------------------  -----------
Edward F. Heil(5)........           4,650,526       27.36%
8052 Fisher Island Drive
Fisher Island, FL 33109

Rotchford L. Barker(6)...           3,383,471       19.89%
40 County Road 2AC
Cody, Wyoming  82414

---------------
5  Mr.  Heil's  beneficial  ownership  includes 3,983,566 shares of common stock owned individually by Mr. Heil and 629,460 shares beneficially owned by Mr. Heil in  his  capacity  as trustee of a trust and 37,500 options subject to exercise.

6 Mr. Barker's beneficial ownership includes 3,335,971 shares of common stock and 47,500 options subject to exercise.


                                       12

Harry J. Phillips, Jr.(7)             925,258        5.46%
917 Franklin, Suite 510
Houston, Texas 77002

JP Morgan Chase Bank(8)..           1,349,843        7.37%
712 Main Street
Houston, Texas, 77002

Fayez Sarofim(9).........             863,694        5.09%
Fayez Sarofim & Co.
2907 Two Houston Center
Houston, Texas  77010

(b) DIRECTORS AND EXECUTIVE OFFICERS

Name Of Director          Shares Owned  Right to Acquire    Total    Percent Of Class
------------------------  ------------  ----------------  ---------  -----------------

DIRECTORS
David B. Anderson                  -0-               -0-        -0-              0.00%
Rotchford L. Barker          3,335,971            47,500  3,383,471             19.89
Roy C. Eliff                    12,000             7,500     19,500              0.11
Edward F. Heil               4,613,026            37,500  4,650,526             27.36
Roger P. Hickey(10)             84,394             7,500     91,894              0.54
Stephen A. Romano(11)           36,800           147,527    184,327              1.08
Paul F. Schutt(12)             306,999            67,500    374,499              2.20
Stephen M. Schutt                  -0-               -0-        -0-              0.00

---------------
7 Pursuant to a Schedule 13-G filing on December 31, 2002, Mr. Phillips reported that  he  may  be deemed the beneficial owner of, 922,906 shares of common stock owned  of record by ECOL Partners II, ltd. ("Ecol Partners II") and 2,352 shares owned  of  record  by Phillips Investments, Inc. The shares reported on Schedule
13-G  are used above. As a sole shareholder of Phillips Investments, Inc., which is  the  general  partner  of  ECOL  Partners II, Mr. Phillips shares voting and investment  power  over the common stock owned by Phillips Investments, Inc. and
ECOL  Partners  II.

8 Pursuant to a 1998 settlement agreement between the Company and Chase Bank of Texas ("Chase"), the Company granted Chase 1,349,843 warrants to purchase one share of common stock each at $1.50 per share, which replaced an earlier warrant for a lesser number of shares.

9 Pursuant to a Schedule 13-G filing on February 14, 2003, Fayez Sarofim & Co., a registered investment advisor, and Mr. Fayez Sarofim reported that they may be deemed the beneficial owner of an aggregate 863,694 shares of the Company, consisting of 826,656 shares held by Mr. Sarofim, 25,167 shares in investment advisory accounts of his firm of which he has dispositive power, 11,784 shares held by Sarofim International Management Company, which he controls, and 87 shares as trustee over which he has shared voting power.

10 Mr. Hickey's beneficial ownership includes 27,294 shares of common stock owned individually by Mr. Hickey and 57,100 shares beneficially owned by Mr.
Hickey  in  his  capacity  as  trustee  of  a  trust.

11 Mr. Romano's beneficial ownership includes 36,800 shares of common stock and 147,527 options currently exercisable. Mr. Romano also holds 267,583 options unexercisable as of March 31, 2003 that are not included in the table.

12 Mr. Schutt's beneficial ownership includes 123,933 shares of common stock and 7,500 options held by him and 183,066 shares held by Nuclear Fuel Services, Inc.. Mr. Schutt, as the Chairman of the Board of Nuclear Fuel Services, Inc., shares voting and investment power over the securities held by it.


                                       13

Name Of Officer           Shares Owned  Right to Acquire  Total      Percent Of Class
------------------------  ------------  ----------------  ---------  -----------------
EXECUTIVE OFFICERS
Stephen A. Romano               36,800           147,527    184,327              1.08%
James R. Baumgardner(13)        15,000            97,010    112,010              0.66
Michael J. Gilberg(14)           5,000            33,132     38,132              0.22

All directors and
executive officers as a
group                        8,409,190           445,169  8,854,359             50.87

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

During 2002 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

POTENTIAL  CONFLICTS  OF  INTEREST
----------------------------------

During 2002 the Board of Directors approved the following potential conflicts of interest involving members of the Board of Directors or Management:

The Company paid a Director $14,581 for services related to the February 13, 2003 sale of the Company's El Centro Municipal Landfill.

The Company engaged KPMG LLP for advice and preparation of the Company's 2002 income tax returns. The Company anticipates paying KPMG less than $40,000 for these services. The spouse of a member of Management is a Senior Manager with KPMG's audit practice.

STOCK  PERFORMANCE(15)
The following graph compares the most recent five-year market-value performance of the Company's common stock to the NASDAQ Composite Index, and a hazardous waste industry 2002 peer group(16) that the Company believes accurately reflects its competitors for fiscal 2002. The hazardous waste industry 2001 peer group is included for comparison. The 2002 peer group is composed of the 2001 peer group with one additional company added, and two companies removed(17). The Company believes the 2002 peer group more adequately reflects the composition of its peers. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1997.

---------------
13 Mr. Baumgardner's beneficial ownership includes 15,000 shares of common stock and 97,010 options currently exercisable. Mr. Baumgardner also holds 111,033 options unexercisable as of March 31, 2003 that are not included in the table.

14 Mr. Gilberg's beneficial ownership includes 5,000 shares of common stock and 33,132 options currently exercisable. Mr. Gilberg also holds 69,396 options unexercisable as of March 31, 2003 that are not included in the table.

15 Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

16 The companies which make up the Company's 2002 peer group are: Clean Harbors, Inc.; Duratek, Perma-Fix Environmental Services, Inc; and Waste Management Inc.

17 The companies which make up the Company's 2001 peer group are: Allied Waste; Clean Harbors, Inc.; Duratek, Perma-Fix Environmental Services, Inc; and Safety Kleen Corp.

                                [GRAPH OMITTED]

                                PERFORMANCE GRAPH

                              1997  1998  1999  2000  2001  2002
                              ----  ----  ----  ----  ----  ----
American Ecology Corporation   100   100   135   170   140   223
2001 Peer Group                100    74    65    66    96   165
2002 Peer Group                100    81    73    70    98   188
Nasdaq Composite               100   140   259   157   124    85


                                 PROPOSAL NO. 2
                              SELECTION OF AUDITORS

The Board of Directors has selected Moss Adams LLP, as independent auditors for the Company's 2003 fiscal year. Moss Adams has examined the financial statements of the Company for its 2002 fiscal year. A representative of Moss Adams is expected to be present at the Annual Meeting and will be available to make a statement or respond to questions.

Stockholder ratification of the selection of Moss Adams as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board, in conjunction with the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Moss Adams. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

AUDITOR  FEES
-------------

The aggregate fees billed by Moss Adams, for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's third quarter report on Form 10-Q, for the fiscal year ended December 31, 2002 were $66,000.

ALL  OTHER  FEES
----------------

No services were rendered by Moss Adams other than the fees disclosed above during the fiscal year ended December 31, 2002.

                                 PROPOSAL NO. 3

                  AMENDMENT OF 1992 EMPLOYEE STOCK OPTION PLAN
                             TO EXTEND TERM OF PLAN

The Company currently maintains one Stock Option Plan (the "Plan"), first adopted in 1992, amended in 1994, and amended and restated in 1999, which provides employees of the Company additional incentive for their service. There are currently 92,926 options available for grant under the Plan. However, the Plan currently expires on March 3, 2004, after which date no new options can be granted.

In the past, the Company has used stock options to attract and retain key employees, believing that employee stock ownership and stock-related compensation encourage parallel interests between employees and shareholders. In order to be able to continue issuing options, the Board of Directors determined it is necessary and appropriate to amend the Plan. Accordingly, on April 7, 2003, the Board approved an amendment to extend the term of the Plan for ten years from such date and directed that the amendment be submitted to stockholders for approval and ratification.

The following is a summary of the principal features of the current Plan, a copy of which is attached hereto as Exhibit A.

Shares Subject to the Plan. Currently, up to an aggregate of 1,300,000 shares of the Company's Common Stock may be issued under the Plan. The proposed amendment would not increase the number of shares which could be issued. Shares which are not issued prior to expiration or termination of an option will be available for future option grants and do not increase the aggregate number of shares available under the Plan. The Plan provides for appropriate adjustment of shares available under the Plan and of shares subject to outstanding options in the event of any changes in the outstanding Common Stock of the Company by reason of recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

Type of Options. Two types of options may be granted under the Plan: (1) options intended to qualify as incentive stock options under the Internal Revenue Code, and (2) non-qualified stock options not specifically authorized or qualified for preferential federal income tax consequences. Generally, gains on the stock purchased through the exercise of incentive stock options are taxed to the recipient upon the sale of the stock. Gains in respect of non-qualified stock options are taxed upon the exercise of the option.

Administration. The Plan is administered by the Company's Compensation Committee which is comprised of directors who are not eligible to participate the Plan.

Eligibility and Participation. All employees, including employee directors, of the Company are eligible to participate in the Plan.

Rights as a Stockholder. Except as expressly provided in the Plan, the recipient of an option has no rights as a stockholder (such as voting or dividends) with respect to shares covered by the recipient's option until the date of issuance of a stock certificate for such shares.

Transferability. During the life of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

Duration of the Plan. The Plan is effective until all options have been granted under the Plan or ten years from March 3, 1994, the date the Plan was last restated and approved. The proposed amendment would extend this date to April 7, 2013.

Purchase Price. The purchase price payable to exercise an option must be at least the fair market value of the Common Stock on the date the option is granted. Payment in full for the number of shares purchased upon the exercise of options is required. On April 3, 2003 the closing price for the Common Stock on the NASDAQ National Market was $2.76 per share.

Basic Terms of Options. Each option is evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the Plan. The Compensation Committee has discretion to set vesting schedules for options. When vested, options are exercisable in whole or in part upon grant until the option terminates or expires. Options expire within ten years of grant and terminate 30 days after termination of employment or one year following the death of the holder.

The Board of Directors recommends that stockholders vote FOR the proposed amendment to extend the term of the Plan. Proposal No. 3 will be adopted if a majority of the outstanding common stock represented at the Meeting is voted in favor.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                        ---------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

The Company must receive stockholder proposals submitted for inclusion in the Company's 2004 proxy materials and consideration at the annual meeting of stockholders in 2004 no later than December 12, 2003. Stockholder proposals should be submitted to James R. Baumgardner, Secretary of American Ecology Corporation, 300 E. Mallard, Suite 300, Boise, Idaho 83706. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

OTHER MATTERS

The Management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 300 E. Mallard, Suite 300, Boise, Idaho 83706 or may be accessed on the Internet at: http://www.americanecology.com.
     -------------------------------

                                    EXHIBIT A

                          AMERICAN ECOLOGY CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN

ARTICLE  I
PURPOSE
The purpose of this Second Amended and Restated 1992 Stock Option Plan (the "Plan") of American Ecology Corporation, a Delaware corporation (the "Company") is to secure for the Company and its shareholders the benefits arising from stock ownership by selected executive and other key employees of the Company or its subsidiaries as the Board of Directors of the Company (the "Board"), or a Committee constituted for such purpose, may from time to time determine. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock of the Company pursuant to stock options which will qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) such employees or other persons may purchase shares of the Common Stock of the Company pursuant to "non-incentive" or "non-qualified" stock options.

ARTICLE  II
ADMINISTRATION
The Plan shall be administered by the Compensation Committee. The Committee shall at all times consist of not less than two members of the Board, and shall not include any persons that are not members of the Board. All members of the Committee shall be selected by (and serve at the pleasure of) the Board. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Act of 1934, as amended (the "1934 Act"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock may at any time be traded, the Committee shall have plenary authority, in its discretion, to recommend to the Board the individuals within the class set forth in Article IV to whom, and the time and price per share at which, stock options shall be granted, the number of shares to be subject to each stock option and the other terms and provisions of their respective Agreements (as defined herein), which need not be identical. In making such recommendations and determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

Subject to the express provisions of the Plan, the Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used therein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan (iv) to recommend to the Board the terms and provisions of the respective stock options, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries. The Committee shall hold meetings at such time and places as it may determine. Acts by the majority of the Committee or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, or fill vacancies however caused, subject to the requirements that the members of the Committee shall be "disinterested persons" as described above and that there always be at least two members of the Committee. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

ARTICLE  III
SHARES SUBJECT TO PLAN AND DURATION OF PLAN
Under the Plan, the Board may, but only upon recommendation of the Committee, grant to eligible persons incentive stock options (as defined in the Code) and/or non-qualified stock options, to purchase up to but not exceeding an aggregate amount of 1,300,000 shares of the Company's common stock, $0.01 per share par value ("Common Stock"). Shares subject to stock options under the Plan may be either authorized and unissued shares or issued shares that have been acquired by the Company and held in its treasury, in the sole discretion of the Board. When stock options have been granted under the Plan and have lapsed unexercised or partially unexercised or have been surrendered for cancellation by the optionee thereof, the unexercised shares which were subject thereto may be reoptioned under the Plan. No stock options shall be granted more than ten years after the effective date of the Plan or after April 7, 2013.

ARTICLE  1V
ELIGIBILITY  AND  PARTICIPATION
To the fullest extent permitted by applicable laws, all executive and other key employees of the Company or of any subsidiary corporation (as defined in Section 424(f) of the Code) shall be eligible for selection to fully participate in the Plan; provided, however, that no member of the Committee shall be entitled to receive a stock option under this Plan while serving as a member of the Committee. Directors of the Company who are not regular employees of the Company are not eligible to participate in the Plan. An individual who has been granted a stock option may, if such individual is otherwise eligible, be granted an additional stock option or options if the Board or the Committee shall so determine, subject to the other provisions of the Plan.

ARTICLE  V
TERMS  AND  CONDITIONS  OF  STOCK  OPTIONS
Each stock option granted under the Plan shall be evidenced by a stock option agreement (the "Agreement"), the form of which shall have been approved by the Committee. The Agreement shall be executed by the Company and the optionee and shall set forth the terms and conditions of the stock option, which terms and conditions shall include, but not be limited to the following:

Stock Option Price. The stock option price shall be determined by the Committee, but shall not in any event be less than the par value of the Common Stock.

Term of Stock Option. The term of the stock option shall be selected by the Committee, but in no event shall such term exceed ten years from the date such stock option is granted. Each such stock option shall be subject to earlier termination as hereinafter provided.

Transferability. The stock options granted hereunder shall not be transferable other than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of the optionee, stock options granted hereunder shall be exercisable only by the optionee or the optionee's guardian or legal representative.

Vesting. The Committee shall have complete discretion in determining when stock options granted hereunder are to vest; provided, however, that the sale of shares issued on the exercise of a stock option by any person subject to Section 16 of the 1934 Act shall not be allowed until at least six months after the later of (i) the approval of this Plan by the shareholders of the Company in accordance with Article XV hereof or (ii) the grant of the stock option. Such determination for each stock option is to be made prior to or at the time that the stock option is granted.

Termination of Employment. In the event of an optionee's termination of employment with the Company for any reason other than death, all stock options shall terminate to the extent they were not exercisable at the date of the optionee's termination, but to the extent they were then exercisable by the optionee, the optionee shall be entitled to exercise such stock options for a period of 30 days from the date of the optionee's termination. Upon the termination of an optionee's employment by reason of death, the optionee's stock options shall terminate to the extent they were not exercisable at the date of the optionee's death, but to the extent they were then exercisable by the optionee, the optionee's estate or the beneficiaries thereof shall be entitled to exercise such stock options for a period of one year from the date of the optionee's death but not thereafter. Notwithstanding any other provisions of this subparagraph (e), no stock option shall be exercised after the expiration of ten years from the date such stock option is granted.

Other Conditions. At its sole discretion, the Committee may impose other conditions upon the stock options granted hereunder, so long as those conditions do not conflict with any other provisions of the Plan. Such conditions may include, by way of illustration, but not by way of limitation, percentage limitations upon the exercisability of stock options granted hereunder.

ARTICLE  VI
INCENTIVE  STOCK  OPTIONS
The Committee and the Board, in recommending and granting stock options hereunder, shall have the discretion to determine that certain stock options shall be incentive stock options, as defined in Section 422 of the Code, while other stock options shall be non-qualified stock options. Neither the members of the Committee, the members of the Board nor the Company shall be under any obligation or incur any liability to any person by reason of determination by the Committee or the Board whether a stock option granted under the Plan shall be an incentive stock option or a non-qualified stock option. The provisions of this Article VI shall be applicable to all incentive stock options at any time granted or outstanding under the Plan.

All incentive stock options granted or outstanding under the Plan shall be granted and held subject and in compliance with terms and conditions physically set forth in Articles II, III, IV and V hereof, and, in addition, subject to and in compliance with the following further terms and conditions:

The stock option price of all incentive stock options shall not be less than 100% of the Fair Market Value (as defined below) of one share of the Company's Common Stock at the time the stock option is granted (not withstanding any provision of Article V hereof to the contrary);

No incentive stock option shall be granted to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, provided, however, that this ownership limitation will be waived if at the time the stock option is granted the stock option price is at least 110% of the Fair Market Value of one share of the Company's Common Stock and such stock option by its terms is not exercisable after the expiration of five years from the date such option is granted;

An incentive stock option shall not be transferable other than by will or by laws of descent and distribution, and shall be exercisable during the lifetime of the optionee, only by the optionee; and

The aggregate Fair Market Value of all shares of Common Stock (determined at the time of the grant of the stock option) with respect to which incentive stock options are exercisable for the first time by any optionee during any one calendar year shall not exceed $100,000.

ARTICLE  VII
EXERCISE  OF  STOCK  OPTIONS
Each stock option granted hereunder may be exercised in such installments during the period prior to its expiration date as the Board or the Committee shall determine; provided that, unless otherwise determined by the Board or Committee, if the optionee shall not in any given installment period purchase all of the shares which the optionee is entitled to purchase in such installment period, then the optionee's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the optionee's stock option. No stock option may be exercised for a fraction of a share and no partial exercise of any stock option may be for less than 100 shares.

The purchase price of the shares of Common Stock acquired upon exercise of a stock option shall be paid in full at the time of exercise in cash or by certified or cashier's check payable to the order of the Company, or, upon receipt of all required regulatory approvals, if any, by delivery of shares of Common Stock of the Company already owned by, and in the possession of the stock option holder having a Fair Market Value equal to such stock option price, or any combination thereof. Shares of Common Stock used to satisfy the exercise price of a stock option shall be valued at their Fair Market Value determined as of the close of business on the date such stock option is exercised, or if such date is not a business day, on the business day immediately preceding the date of exercise. Deliveries of cash, shares and notices to the Company shall be directed to the Secretary of the Company.

No stock option granted hereunder shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act") and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the 1933 Act, or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933 Act and all other applicable securities laws, the Company may require the optionee to provide the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

ARTICLE  VIII
FAIR  MARKET  VALUE  OF  COMMON  STOCK
For  purposes  of  the Plan, the term "Fair Market Value" on any date shall mean
(i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Board for purposes of the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse

ARTICLE  IX
WITHHOLDING  TAX
Upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option, or (ii) the exercise of "non-incentive" or "non-qualified" stock options, the Company shall have the right to require such employee or such other person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares.

ARTICLE  X
ADJUSTMENTS
Adjustments Upon Changes in Capitalization. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of share provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation reorganization or recapitalization.

Significant Event. In the event of a potential merger or consolidation involving the Company regardless of whether the Company is the surviving entity of such merger or consolidation, a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. In consideration for this option of the Company to terminate outstanding stock options, the Company, if it exercises its option, shall waive any and all restrictions on the vesting of optionees' rights under stock options granted pursuant to this Plan, and optionees' rights under their respective stock options shall vest in full, subject to the actual occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. If the Company exercises its option under this paragraph, upon the actual occurrence of the Significant Event, each outstanding stock option shall terminate. If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph shall have no effect and the optionees' rights will be vested only to the extent that they would be vested if the Company had never exercised its option under this paragraph.

Change of Par Value. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

Miscellaneous. The adjustments provided for in this Article shall be made by the Committee whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

ARTICLE  XI
PRIVILEGES  OF  STOCK  OWNERSHIP
No person entitled to exercise any stock option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon exercise of such stock option until certificates representing such shares shall have been issued and delivered.

ARTICLE  XII
ISSUANCE  OF  STOCK  CERTIFICATES
Upon exercise of a stock option, the person exercising the stock option shall be entitled to one stock certificate evidencing the shares acquired upon such exercise; provided, however, that any person who tenders Common Stock of the Company in payment of a portion or all of the purchase price of Common Stock purchased upon exercise of the stock option shall be entitled to receive a separate certificate representing the number of shares purchased in consideration of the tender of such Common Stock.

ARTICLE  XIII
CONTINUATION  OF  EMPLOYMENT
Nothing contained in the Plan (or in any stock option granted pursuant to the Plan) shall confer upon any employee any right to continue in the employ of the Company or any subsidiary corporation or constitute or any contract or agreement of employment or interfere in any way with the right of the Company or any subsidiary corporation to reduce any person's compensation from the rate in existence at the time of the granting of a stock option or to terminate such person's employment. Nothing contained herein or in any Agreement shall affect any other contractual rights of an employee.

ARTICLE  XIV
AMENDMENT  OR  DISCONTINUANCE
The Board or the Committee may at any time and from time to time amend, rescind, suspend or terminate the Plan, as it shall deem advisable, provided that the Plan may not be amended in any manner which would cause the Plan to no longer comply with Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provision of the Code applicable to incentive stock options, as such rule or provision shall read as of the time of amendment. In addition to Board approval of any amendment to the Plan, if Rule 16b-3 of the General Rules and Regulations under the 1934 Act, or any successor rule, or the provisions of the Code applicable to incentive stock options, as such rule or provision shall read as of the time of amendment, requires shareholder approval of such amendment, then such amendment shall be approved by the holders of a majority of the voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of this state or of the jurisdiction in which the Company is incorporated.

No change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.

ARTICLE  XV
EFFECTIVE DATE OF PLAN; SHAREHOLDER APPROVAL
The Plan shall be effective as of April 7, 2003, the date on which it received the approval of a majority of the disinterested members of the Board. However, the Plan and all stock options granted under the Plan (but not the previous Amended and Restated 1992 Stock Option Plan of the Company) shall be void if the Plan is not approved by the shareholders within 12 months from the date the Plan is approved by the Board in which case, the previous Amended and Restated 1992 Stock Option Plan of the Company shall remain in full force and effect. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative votes of the holders of a majority of the outstanding voting stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated. Any stock options granted under the Plan (but not the previous Amended and Restated 1992 Stock Option Plan of the Company) prior to obtaining such shareholder approval shall be granted under the conditions that the stock options so granted (1) shall not be exercisable prior to such shareholder approval, and (2) shall become null and void if such shareholder approval is not obtained.

                          AMERICAN ECOLOGY CORPORATION

                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, hereby revoking all prior proxies, hereby appoints Stephen
A. Romano, James R. Baumgardner, and Michael J. Gilberg and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of AMERICAN ECOLOGY CORPORATION that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AMERICAN ECOLOGY CORPORATION to be held on May 29, 2003, and at any adjournment(s) thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1-3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------





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                              FOLD AND DETACH HERE


            YOU CAN NOW ACCESS YOUR AMERICAN ECOLOGY ACCOUNT ONLINE.

Access your American Ecology shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, agent for American Ecology Corporation, now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

       - View account status            - View payment history for dividends

       - View certificate history       - Make address changes

       - View book-entry information    - Obtain a duplicate 1099 tax form

                                        - Establish/change your PIN

                              VISIT US ON THE WEB AT HTTP://WWW.MELLONINVESTOR.COM
                                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN    STEP 2: LOG IN FOR ACCOUNT ACCESS       STEP 3: ACCOUNT STATUS SCREEN

You must first establish a Personal           You are now ready to log in. To access  You are now ready to access your
Identification Number (PIN) online by         your account please enter your:         account information. Click on the
following the directions provided in the                                              appropriate button to view or
upper right portion of the web screen         - SSN or Investor ID                    initiate transactions.
as follows. You will also need your           - PIN
Social Security Number (SSN) or               - Then click on the SUBMIT button       - Certificate History
Investor ID available to establish                                                    - Book-Entry Information
a PIN.                                        If you have more than one account,      - Issue Certificate
                                              you will now be asked to select the     - Payment History
THE CONFIDENTIALITY OF YOUR PERSONAL          appropriate account.                    - Address Change
INFORMATION  IS PROTECTED USING                                                       - Duplicate 1099
SECURE SOCKET LAYER (SSL)
TECHNOLOGY.

-  SSN or Investor ID
-  PIN
-  Then click on the  ESTABLISH PIN  button

Please be sure to remember your PIN,
or maintain it in a secure place for
future reference.

                            FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                                      9AM-7PM MONDAY-FRIDAY EASTERN TIME

                                                                                                                 Please       [ ]
                                                                                                                 Mark Here
                                                                                                                 for Address
                                                                                                                 Change or
                                                                                                                 Comments
                                                                                                                 SEE REVERSE SIDE

1.   Election of directors (to withhold authority to                                                         FOR  AGAINST  ABSTAIN
     vote for any individual members, strike a line          2.  To ratify the selection of Moss Adams LLP   [ ]    [ ]      [ ]
     through the members name in the list below). This           as the Company's independent auditors.
     proxy confers on the proxyholders the power of                                                          FOR  AGAINST  ABSTAIN
     cumulative voting and the power to vote                 3.  To provide a 10 year extension of the       [ ]    [ ]      [ ]
     cumulatively for less than all of the nominees as           1992  Employee  Stock  Option  Plan.
     described in the Proxy Statement.

  FOR all nominees        WITHHOLD            01 David B. Anderson         In their discretion, the proxies are
listed to the right       AUTHORITY           02  Rotchford L. Barker      authorized to vote upon such other
 (except as marked  to vote for all nominees  03  Roy C. Eliff             matters as come before the meeting.
  to the contrary)   listed to the right      04  Edward F. Heil
       [ ]                  [ ]               05  Roger P. Hickey               Please  sign below exactly as your name appears on
                                              06  Stephen A. Romano             this Proxy Card.  If shares are registered in more
                                              07  Stephen M. Schutt             than  one  name, the signature of all such persons
                                                                                are  required.  A  corporation  should sign in its
                                                                                full  corporate name by a duly authorized officer,
                                                                                stating  his/her title.  Trustees,  guardians, and
                                                                                administrators  should  sign  in  their  official
                                                                                capacity, giving their title as such. Partnerships
                                                                                should  sign  in  the  partnership  name  by  the
                                                                                authorized person(s).

                                                                                The  undersigned  acknowledge(s)  receipt  of  the
                                                                                Notice  of  the aforesaid Annual Meeting and Proxy
                                                                                Statement,  and  the  Annual  Report accompany the
                                                                                same,  dated  April  1,  2003.

                                                                                Date: ____________________________________,  2003


                                                                                _________________________________________________
                                                                                SIGNATURE  OF  STOCKHOLDER

                                                                                _________________________________________________
                                                                                SIGNATURE  IF  HELD  JOINTLY


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                                                      FOLD AND DETACH HERE


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